UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

Interactive Data Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Interactive Data Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

The Company is furnishing the following information regarding its business:

Our Strengths

We believe that we have a number of strengths that will help us execute our business strategy, including:

Market Leader in Attractive, Growing End-Markets

We are a leader in many attractive, growing end-markets within the approximately $26 billion financial information services market, which has grown annually at 2% on average over the past five years. In particular, we believe we are the market leader in fixed income evaluated pricing, which our clients typically use to support a range of middle and back-office applications. Industry research firm Celent estimated that global spending in the middle and back office on fixed income and OTC derivative valuations will grow 5% annually from approximately $478 million in 2010 to $574 million in 2014. In addition, we believe that as the financial markets continue to recover, customers may be positioned to increase spending into other areas in which our products and services provide value.

We anticipate that growth in this sector and the other end-markets we serve will be driven by a number of global trends including the following:

•	increasing U.S and global regulation within financial services;

•	greater use of fair value accounting standards globally;

•	greater emphasis on risk management within financial services;

•	increased focus by financial services firms to contain costs and increase operational efficiency;

•	growth in global assets under management, including the growth in the number of funds;

•	continued innovation in electronic trading related to increasing global use of automated high-speed, algorithmic trading;

•	consolidation within and across the financial services industry, which provides opportunities to gain larger customers who may seek to spend more with us across their consolidated operations;

•	confluence of dynamics within the wealth management sector, including a myriad of demographic, geopolitical and sector-specific changes within wealth management that are influencing how financial services companies manage their global wealth management capabilities; and

•	recent and anticipated innovation in structuring financial instruments.

Established, Differentiated Competitive Position Providing Mission-Critical Services

We provide time-sensitive, high-quality financial market data services including information regarding securities, commodities and derivative instruments, as well as access to sophisticated decision-support tools to financial institutions, software and service providers. Our listed markets pricing, evaluations, reference data and real-time feeds are mission-critical components of customers’ workflows, enabling key elements of the trade lifecycle. Because these products have a central role in customer operations, we have a strong focus on product quality, service and reliable delivery, and we have been recognized by customers, industry experts and industry publications as a leader in product quality and capability.

Additionally, various industry publications have cited the quality of our service offerings, including the following recent awards:

•	2013 Inside Market Data / Inside Reference Data Awards Finalist for

o	Best Market Data Provider

o	Best Data Provider for Equities

o	Best Data Provider for Fixed Income

o	Best Data Provider for Foreign Exchange

o	Best Low-Latency Data/Technology Vendor

o	Best Reference Data Provider

o	Best Evaluated Prices Service Provider

o	Best Counterparty Data Provider

o	Best Corporate Actions Data Provider

o	Best Corporate Actions Data Initiative (Vendor)

•	Best Evaluated Prices Service Provider — 2009-2011 (Inside Market Data & Inside Reference Data Awards)

•	Best Reference Data Provider — 2010 & 2011 (Inside Market Data & Inside Reference Data Awards)

•	Best Corporate Action & Reference Data Provider— 2012 (Systems in the City Awards)

•	Best Data Feed Provider for Low-Latency, Consolidated Data Feeds — 2010 & 2011 (Systems in the City Awards)

•	Best Customer Service — Data Management category (Energy Risk Software 2013)

•	Best Information Display (Vantage) — 2013 (Systems in the City Awards)

•	“Best-in-Class” — Portfolio Management Solutions (BondEdge) – 2013 (CEB TowerGroup)

•	“Best Infrastructure/Technology Initiative” — 2014 Wall Street Letter Institutional Trading Awards

•	Interactive Data 7ticks ranked No. 8 among top providers of managed services — 2011 (MSP Mentor 100)

•	Interactive Data 7ticks—Best Innovation by an IT or Software Firm in Risk Management — 2010 (Futures and Options World)

•	The Top 10 Best Stock Charting Tools on the Web — 2013 Liberated Stock Trader

•	Trading Platforms Finalist, Star Award (eSignal) — 2012 Trader Planet

Breadth, Depth, Quality and Diversity of Our Content and Services, Combined with Global Footprint and Infrastructure, Further Fortify Barriers to Entry

We also believe that another significant competitive differentiator is the breadth and depth of our coverage, which includes approximately 2.7 million fixed income securities, international equities and other hard-to-value financial instruments. Our coverage primarily encompasses corporate and government bonds, municipal bonds, structured products and derivatives. Our reference data and real-time coverage is also extensive, with more than ten million global financial instruments and over 450 global exchanges and data sources. We also believe that the quality and diversity of our content and services represents another advantage that enables us to address a broader range of our clients’ data requirements. Furthermore, we believe that our ability to provide responsive customer service and support to our clients around the world is fundamental to maintaining and extending our leadership position. We have also invested considerable resources to expand our global network infrastructure to better address our clients’ delivery requirements in terms of latency and overall reliability. Since Interactive Data’s acquisition by affiliates of Silver Lake Group, L.L.C. (“Silver Lake”) and Warburg Pincus LLC (“Warburg Pincus” and together with Silver Lake, the “Sponsors”), we have made substantial progress toward developing and deploying a unified technical architecture that will enable us to consolidate our content databases, delivery platforms and legacy technology infrastructures, and facilitate cost-effective collection, aggregation and distribution of the content that supports our evaluated pricing, reference data and real-time feed services as well as various other offerings. We believe that these dynamics, in combination with significant intellectual capital that has been built over four decades, create challenging barriers to entry and help underpin our long-standing client relationships and high retention rates.

To build on this strength, fortify and broaden our relationships with customers, prospects and VARs, and drive the commercial expansion of our business around the world, since mid-2010, we have focused investment across our business to advance new product development. Across each of our major product areas, we have focused on broadening the applicable coverage for various services, introducing new products and services, and adding value-added features and capabilities to our existing offerings. We believe that these activities will help us better address many of the aforementioned trends that are impacting our end markets. We have made important progress during the past several years to launch new and enhanced products and services, although certain offerings remain under development and have not yet been introduced to the marketplace, while others remain in the early stages of commercialization. We believe that our ability to continue executing on our development roadmaps, and implementing effective sales and marketing campaigns will be fundamental to driving adoption of new and existing offerings over the coming years.

High Customer Retention Due to Established Customer Relationships

The average tenure of our top 10 customers is approximately 20 years. Within our Pricing and Reference Data segment, our annualized quarterly revenue retention rates have averaged approximately 94% since 2007. Our top 10 customers include many of the world’s largest banks, custodians and processors and financial technology providers. Certain end users associated with these customers contract directly with us while others contract directly through our customers.

We believe that our high customer and revenue retention reflects the mission-critical nature of our services as well as the breadth and diversity of those services. Our listed markets pricing and fixed income evaluations are key inputs for calculating the daily NAV for much of the mutual fund industry, including most fixed income mutual funds. This content, along with our other complementary reference data, also facilitates risk management and post-trade compliance processes at securities firms and banks. Our trading solutions data is used by wealth managers, brokerage firms, mutual and hedge fund companies, proprietary trading companies and active traders to support trading, wealth management and other investment applications. Consequently, we believe that our track record for timely, reliable delivery of our offerings is an important element to supporting our customers’ mission-critical workflows.

Diverse, Global Customer Base with Limited Customer Concentration

Our customer base is both diverse and global in scope Our customer base includes many of the world’s largest financial institutions, including 48 of the top 50 U.S. banks, 49 of the top 50 global asset managers, all of the top ten investment banks, all of the top 50 U.S. mutual funds, all of the top ten global custodians, 33 of the top 50 global hedge funds, and all of the 40 largest U.S. wealth managers. In addition, through our VAR relationships, we maintain interfaces to over 500 software applications, technology solutions, outsourcing-related products and web portals. Furthermore, no single customer represents more than 10% of IDC’s 2013 revenue. Our top 3 customers accounted for approximately 13%, 13% and 14% of our revenue in each of 2011, 2012 and 2013.

Stable and Highly Recurring Revenue Model

Our revenue model, which is typically contracted, is highly recurring in nature and generally tied to supporting our customers’ specific departments, functions or applications rather than individual users or terminals.

We have produced a track record of strong, substantially uninterrupted revenue growth through an array of economic environments, including the 2001 and 2008 recessions. We believe our organic revenue growth (6.9%, 2.1% and 3.3% for 2011, 2012 and 2013, respectively) during which the spending activities of financial institutions have been challenged, demonstrates the inherent resiliency of our business. We believe that this resiliency is a byproduct of a stable and highly recurring revenue model, the mission-critical nature and diversity of our offerings, our relative independence from the seat-based revenue model employed by some financial market data providers, our high-value and high-quality offerings, and our long-standing customer relationships.

Low Capital Intensity, High Cash Conversion

Historically, capital expenditures have been 5.8%, 7.0% and 9.0% of our revenue in the years ended December 31, 2011, 2012 and 2013, respectively. Capital expenditures have been 14.0%, 16.5% and 21.6% of our Covenant EBITDA in the years ended December 31, 2011, 2012 and 2013, respectively. The elevated level of capital spending is largely attributable to capitalized development activities related to creating a unified technology platform. We believe that our working capital needs are limited, with most customers billed monthly. We generated high cash flow conversion rates, which we define as Covenant EBITDA less capital expenditures divided by Covenant EBITDA, at or above 75% since 2009. We do not currently expect to pay federal income taxes in the U.S. in 2014, although we now anticipate that we will begin paying cash taxes in the United Kingdom during the second half of 2014.

Experienced Management Team and Sponsors

Our management team has tremendous domain expertise, each of whom brings at least a decade of experience in the industry. A number of senior executives and technical staff have joined our team since the Company was acquired in 2010, further complementing the existing talent base. Furthermore, both Sponsors have invested in numerous technology and financial technology companies, including Ameritrade (NASDAQ: AMTD), Datek, Fidelity National Information Services (NYSE: FIS), Instinet, Institutional Shareholder Services, Island, IPC, Nasdaq (NASDAQ: NDAQ), Nuance (NASDAQ: NUAN), SunGard Data Systems and Wall Street Systems.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements that are not historical statements and include our statements discussing our goals, beliefs, strategies, objectives, plans, future financial conditions, future challenges and opportunities including our statements regarding expected growth of our target markets, that our sales and revenue will increase, that our working capital needs are limited, that we will not be a US tax payer in 2014 and that we will be a taxpayer in the UK in the second half of 2014. These forward-looking statements reflect the current views of the Company with respect to future events and are based on assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if management estimates change and, therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014	INTERACTIVE DATA CORPORATION

/s/ VINCENT A. CHIPPARI
Vincent A. Chippari Senior Vice President and Chief Financial Officer